Exhibit 10.63

[ENGLISH TRANSLATION]

JOSÉ MANUEL GÓMEZ DEL CAMPO LÓPEZ, ESQ.

ADRIÁN R. ITURBIDE GALINDO, ESQ.

NOTARÍAS ASOCIADAS 136 Y 139

DEL DISTRITO FEDERAL

INSTRUMENT No. 53,360

BOOK No. 1696

IN MEXICO CITY, FEDERAL DISTRICT, on the 13th day of the month of October of the year 2006, before me, ADRIÁN ROGELIO ITURBIDE GALINDO, Esq., head of Civil Law Notary Public’s Office No. 139 in this Federal District, acting by association agreement in the Notarial Record Book of Civil Law Notary Public’s Office No. 136 headed by Mr. José Manuel Gómez del Campo López, Esq., appeared on one part, Mr. LIÉBANO SÁENZ ORTIZ and on the other part, “COMPAÑÍA MINERA DOLORES”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, represented by its attorney-in-fact, Mr. VÍCTOR GARCÍA JIMÉNEZ.

The appearing parties presented to the undersigned Civil Law Notary Public, five counterparts of a Mining Rights Purchase Agreement dated October 13, 2006, entered into by and between Mr. LIÉBANO SÁENZ ORTIZ (“SELLER”) and “COMPAÑÍA MINERA DOLORES”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, herein represented by its attorney-in-fact Mr. VÍCTOR GARCÍA JIMÉNEZ (“PURCHASER”), with respect to the existing mining concession on the lot called “UNIFICACIÓN REAL CANANEA”, Title No. 227,028 with a surface area of one thousand nine hundred [sic] hectares, zero ares, zero centiares (1920.0000 hectares)  [sic] located in the Madera Municipality, State of Chihuahua, and that substituted the following mining concessions:

“ALMA DE MARÍA”, Title No. 191,728.

“REAL CANANEA UNO” Title No. 184,982.

“REAL CANANEA” Title No. 184,981.

“SAN JUDAS TADEO” Title No. 184, 983.

“AMPL. REAL CANANEA UNO” Title No. 184,985.

“AMPL. REAL CANANEA DOS”, Title No. 184,986, and

“AMPL. REAL CANANEA”, Title No. 184,984, under the terms and conditions specified in the same Agreement.

The representative of “COMPAÑÍA MINERA DOLORES”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, stated that he has made certain that the concessions subject matter of the agreement being ratified are in effect and that its titleholder is up to date in the performance of its obligations

The appearing parties hereby recognize the signatures on such instruments as their own because they were set with their own hands and RATIFY THE CONTENTS OF THE FULL DOCUMENT, same documents that were annotated with the pertaining certification and of them I return four counterparts to the concerned parties and I add one counterpart to the appendix of the Notarial Record Book marked with letter “A” and the number of this instrument.

LEGAL CAPACITY

Mr. VÍCTOR GARCÍA JIMÉNEZ evidences the powers and authorities conferred upon him by “COMPAÑÍA MINERA DOLORES” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE”, with Legal Instrument 38,590 dated March 10, 1997, witnessed and certified by the undersigned Notary and recorded in the Notarial Record Book of Civil Law Notary Public’s Office No. 136 where I act as an Associate and headed by Mr. José Manuel Gómez del Campo López, Esq., registered in the Public Commercial Registry in this capital city, under Mercantile Folio No. 220,279, on May 16, 1997, wherein prior permit from the Ministry of Foreign Affairs (Secretaría de Relaciones Exteriores), “COMPAÑÍA MINERA DOLORES”, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, domiciled in Mexico City, Federal District, was incorporated with a 99-year duration, with a fixed minimum variable capital of FIFTY THOUSAND MEXICAN PESOS, National Currency, unlimited maximum amount, including the foreigner participation clause. From such legal instrument I copy the relevant text as follows

“…….2.        The purpose of the corporation is: I. To purchase, sell, lease, acquire, transfer, assign, explore, apply for registration of a mining claim, operate, manage, exploit a mine and process minerals and in general to trade or do business, in any other manner, with mining enterprises or properties of any type, and with mines of all kinds of metals, metalloids and non-metallic minerals, including exploitation of tailings and dumping areas. II. To acquire, own, lease, assign or transfer, manage and sell all kinds of mining concessions and applications for mining concessions, licenses, authorizations, franchises, easements, leases, rights and interests of all kinds and nature, and also the personal and real property required for the achievement of the purposes of the corporation. III: To purchase, sell, import, export and in general to do business and trade with all kinds of metals, metalloids and non-metallic minerals. IV. To establish, acquire, own, operate and manage mills, beneficiation plants, plants in general, smelting sites, energy and power production plants, warehouses, storehouses and in general the real estate, buildings, establishments, facilities and equipment required, or convenient for the accomplishment of the corporate purposes. V. To give or take loans, secured or unsecured, issue bonds, stock, obligations, securities and other negotiable instruments, with the intervention, if that is the case, of the institutions set forth in the Law and also to lawfully acquire and trade with all kinds of merchandise and goods and grant the securities required to achieve the purposes of the corporation. VI. To provide mining companies, mining/metallurgical companies and in general industrial and commercial enterprises, with all kinds of technical, management or supervision services, whether in Mexico or abroad and to receive such services. VII. In general, to carry out any transactions arising from or related to the above mentioned corporate purposes and to that effect to carry out all kinds of commercial and industrial transactions and execute all kinds of agreements whether of a civil or commercial nature permitted by the Law. --------24. POWERS AND AUTHORITIES. The Sole Administrator or the Board of Directors, as the case may be, shall have the following powers and authorities…… X. In general and without detriment to the preceding powers and authorities, it shall have all the POWERS AND AUTHORITIES indicated below: ............. b). MANAGE

PROPERTY, with all the general and special powers and authorities that require a power-of-attorney or a special clause according to the Law, under the terms of second paragraph of Article 2,554 of the Civil Code in effect for the Federal District, including any relevant Articles of the Civil Codes of the States of the Mexican Republic.  c). FOR LITIGATIONS AND COLLECTIONS with all the general and special powers and authorities that require a special power-of-attorney or clause according to the Law under the terms of the first paragraph of Article 2,554 of the Civil Code for the Federal District, including those in Articles 2,582 and 2,587 of the same Code and any relevant articles of the Civil Codes of the States of the Mexican Republic.  Without limitation, they shall have the following powers and authorities, among others: to file and withdraw all kinds of actions, remedies, litigations and proceedings, even amparo proceedings; to settle, challenge jurisdiction, receive payments, submit to arbitration, submit and answer interrogatories, file actions and complaints on criminal matters and to withdraw them, grant pardons and assist the Attorney General as coadjutor, demand the performance of all the obligations assumed on behalf of the principal. The power may be exercised before individuals and before all kinds of federal or local authorities, whether administrative, labor or judicial and before the Conciliation and Arbitration Board (Junta de Conciliación y Arbitraje).

………g)…..To confer general or special powers-of-attorney and to revoke them………..TRANSITORY………2.  By unanimous vote the shareholders’ meeting agreed on the following:………….D.  Messrs. VÍCTOR GARCÍA JIMÉNEZ, Esq. and ……… are granted in order for them to exercise it jointly or individually a GENERAL POWER-OF-ATTORNEY with the powers and authorities referred to in paragraphs b), c) and f) of Section X (Roman numeral) of Clause 24 of the Bylaws. Also, a special power-of-attorney is conferred upon them to open bank accounts, draw checks or designate the person who may draw checks on such accounts, being empowered to carry out all the actions and sign and collect all the documents required to achieve the purpose of this power-of-attorney..  ………….”

I, THE NOTARY HEREBY CERTIFY AND ATTEST:

I.                                         That I identified myself with the appearing parties as Civil Law Notary Public in the Federal District and let them know the penalties applicable to those who make misrepresentations.

II:                                     That I am well acquainted with the appearing parties who based on their personal information stated the following:

Mr. VÍCTOR GARCÍA JIMÉNEZ, Esq., of Mexican nationality, from this city where he was born on January 11, 1942, married, attorney-at-law, domiciled at San Francisco No. 656, Despacho 601, Colonia del Valle, Delegación Benito Juárez, Código Postal 03100, Distrito Federal. Registered in the Federal Taxpayers’ Registry with No. GAJV-420111-M53.

Mr. LIÉBANO SÁENZ ORTIZ, Esq., of Mexican nationality, born in Casas Grandes, State of Chihuahua, where he was born on July 22, 1949, married under the separation of property marital system, attorney-at-law and public servant, domiciled at Gutenberg No. 147, Colonia Anzures, Código Postal No. 11590, Delegación Miguel Hidalgo, Distrito Federal. Registered in the Federal Taxpayers’ Registry with No. SAOL-490722-2WA.

III:                                 That to the best of my knowledge the appearing parties have legal capacity since I did not notice any signs of natural disability and have not heard that they are subject to civil disability, adding Mr. Víctor García Jiménez, Esq., that the corporation he represents is fully qualified and that the representation conferred upon him and whereby he acts, is in effect in all its terms.

IV. That Mr. Víctor García Jiménez, Esq., hereby declares that there is foreign participation in the company he represents, evidencing such statement with a Certificate of Temporary Renewal of Registration in the National Registry of Foreign Investments filed with the Ministry of Economy (Secretaría de Economía) at its Federal Office in Chihuahua, on June 23, 2007, and that a true copy of the original document was shown to me and added by me to the appendix of the Notarial Record Book marked with letter B and the number of this legal instrument.

V.                                     That Mr. Víctor García Jiménez, Esq., hereby declares that the company he represents will carry out the registration of the ratified agreement with the Mining Public Registry (Registro Público de Minería).

VI.                                 That everything listed and inserted truly agrees with the documents I have been shown and have seen.

VII.                             That I informed the appearing parties of the right they have to personally read this instrument and to have its contents explained by me.

VIII:                         That this instrument was read to the appearing parties and after I informed them of the value, consequences and legal scope of its contents they expressed their full comprehension and agreement and signed it on this date, I HEREBY DEFINITELY AUTHORIZE IMMEDIATELY AFTERWARDS ON THE INDICATED PLACE AND DATE. I HEREBY ATTEST.

SIGNATURES. SIGNATURE OF THE NOTARY. AUTHORIZATION SEAL

DOCUMENTS IN THE APPENDIX.

A,                                    DOCUMENT RATIFIED.

B.                                      RENEWAL OF REGISTRATION IN THE NATIONAL REGISTRY OF FOREIGN INVESTMENTS.

THIS IS THE SECOND OFFICIAL TRANSCRIPT, THIRD IN ORDER, TAKEN FROM THE ORIGINAL DOCUMENT THAT I ISSUE FOR “COMPAÑÍA MINERA DOLORES” SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, AS THE INTERESTED PARTY. IT IS PRESENTED IN SIX PAGES THAT HAVE BEEN DULY COMPARED AND PROTECTED BY KINEGRAMS WITH NUMBERING THAT MAY NOT BE PROGRESSIVE, ADHERED TO THE OBVERSE OF EACH PAGE AND ALSO NEXT TO MY SIGNATURE AND SEAL. IT IS AN INTEGRAL PART OF THIS OFFICIAL TRANSCRIPT, SAME DOCUMENT THAT IS RATIFIED AND THE RENEWAL OF REGISTRATION IN THE NATIONAL REGISTRY OF FOREIGN INVESTMENTS, IN EIGHT PAGES ATTACHED AT THE END. I HEREBY ATTEST. MEXICO CITY, FEDERAL DISTRICT, ON THE 18TH OF OCTOBER OF THE YEAR 2006.

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MINING RIGHTS PURCHASE AGREEMENT ENTERED INTO BY AND BETWEEN MR. LIÉBANO SÁENZ ORTIZ (HEREINAFTER, “SELLER”), ON ITS OWN RIGHT AND COMPAÑÍA MINERA DOLORES, S.A. DE C.V. (HEREINAFTER “PURCHASER”), REPRESENTED HEREIN BY ITS ATTORNEY IN FACT MR. VICTOR GARCÍA JIMÉNEZ, PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES

RECITALS

I.                                         SELLER declares:

a)                                     To be a Mexican citizen, of age, married by the separation of property system, legally able to be bound and to be holder of mining concessions;

b)                                    That he is the legitimate owner of the rights deriving from the mining concession existing on the lot (“THE LOT”) UNIFICACIÓN REAL CANANEA, Title 227028, with a surface area of 1,920.0000 hectares, located in the Municipality of Madera, State of Chihuahua that replaced the following previous mining concessions:

NAME OF THE LOT	TITLE No.
ALMA DE MARÍA	191728
REAL CANANEA UNO	184982
REAL CANANEA	184981
SAN JUDAS TADEO	184983
AMPL. REAL CANANEA UNO	184985
AMPL. REAL CANANEA DOS	184986
AMPL. REAL CANANEA	184984

Copy of the aforementioned Concession Title is attached hereto as Attachment “A”.

c)                                     That with respect to the mining concession existing on THE LOT, it is up to date in the compliance with its obligations according to the Mining Law, its Regulations and other applicable legal provisions. Furthermore, that the rights deriving from such concession are free from any encumbrance, charge or limitation of title;

d)                                    That on March 25, 1994, he entered into an Exploration, Exploitation and Unilateral Promise to Sell with Minera Minefinders, S.A. de C. V. (hereinafter “MINERA”), granting to MINERA the rights to explore and exploit the lots mentioned in Recital I b) above, as well as a unilateral promise to sell the rights deriving from the mining concessions existing at that time thereon, should MINERA be willing to purchase them;

e)                                     That in an Assignment of Rights Agreement entered into on July 25, 1997, with his consent, MINERA assigned to Compañía Minera Dolores, S.A. de C.V. (hereinafter “PURCHASER”) the rights deriving from the Exploration,

Exploitation and Unilateral Promise to Sell mentioned in the preceding paragraph d), and that both, MINERA and DOLORES have timely complied with all the contractual obligations in such Agreements, and

f)                                       That on January 27, 2005, with his consent and signature, MINERA filed the applications to verify the metes, bounds and perimeters of the aforementioned lots, as well as to correct the pertaining concession titles and, also requested the unification of all the surface area covered by such titles. In view thereof, on April 11, 2006, the mining concession of UNIFICACIÓN REAL DE CANANEA, Title No. 227028 was issued, and

g)                                    In view that PURCHASER has formally notified its wish to exercise its option rights to purchase the rights deriving from the existing mining concession on THE LOT, to comply with his promise, in this Agreement he is willing to sell the aforementioned rights to PURCHASER, in the terms and conditions set forth herein below.

II.                                     PURCHASER declares:

a)              To be a mining corporation legally established and existing pursuant to the laws of the Republic of Mexico, legally able to enter into this agreement and to be the holder of mining concessions;

b)             That its attorney in fact, Mr. Víctor García Jiménez is duly authorized to represent the corporation and to enter into this agreement, and

c)              That in accordance with provisions in the Exploration, Exploitation and Unilateral Promise to Sell Agreement mentioned in sub-paragraph e) of Recital I above, in its capacity of assignee of the rights deriving from such Agreement and exercising its option right to purchase, in this agreement is willing to purchase the rights deriving from the mining concession existing on THE LOT, in the terms and conditions agreed upon and stated herein below.

Pursuant to the preceding Recitals, the parties bind themselves pursuant to the following:

CLAUSES

ONE.                                                                   Purchase of the Mining Concession.  SELLER hereby sells to PURCHASER the rights deriving from the mining concession existing on THE LOT, at a purchase price of TWENTY FIVE THOUSAND US DOLLARS (US$25,000.00) plus VAT, payable in cash at the execution of this Agreement.

TWO.                                                              Subrogation of rights and obligations. By entering into this agreement for the purchase of rights, PURCHASER substitutes SELLER with respect to all the rights and obligations held thereby as holder of the rights deriving from the mining concession existing on THE LOT pursuant to that set forth by the Mining Law, its Regulations, the Federal Rights Law and other applicable legal provisions.

THREE.                                                     Acceptance of price and warranty of title. The parties hereby agree that the price paid is the price of THE LOT mentioned herein, as described, without taking into account its parts, size or mineral content, and therefore, rescission shall not proceed, notwithstanding a deficit or surplus may result in its parts, size or content at the time of surrender. Furthermore, the parties hereby accept all the terms and conditions in this Agreement and in view of its commercial nature they shall not presume injury or bad faith.

SELLER undertakes to provide warranty of title to PURCHASER.

FOUR.                                                           Discovery Fees. PURCHASER undertakes to pay SELLER as Discovery Fees a two percent (2%) royalty fee from the net amount of smelting settlements or first-hand purchase invoices paid to PURCHASER for the sale of mineral extracted from THE LOT, payable once the commercial production has started at THE LOT, to be paid pursuant to provisions in this clause.

In the event that in the future PURCHASER may transfer THE LOT or the exploiting rights to third parties, PURCHASER undertakes to obtain a commitment from such third party to pay to SELLER the royalty mentioned in this Clause, and to ensure that all subsequent buyers thereof shall pay such royalty to SELLER. Failure to do so shall cause the party transferring THE LOT or the exploitation rights without obtaining the commitment of buyer to pay such royalty, to continue paying such royalty to SELLER.

For the purpose of the preceding, it is hereby understood:

1.               That PURCHASER or whoever is producing (“PRODUCER”) in THE LOT, shall be in commercial production when the site or plant is producing at seventy five per cent (75%) of installed capacity, according to the feasibility survey, for a three month period.

2.               “The two percent (2%) royalty of the net amount of smelting settlements or first-hand purchase invoices paid to PURCHASER for the sale of mineral extracted from THE LOT” shall mean: the net amount directly received by PURCHASER, or if applicable, PRODUCER, for the sale of mineral, ore concentrates or any other type of product obtained from THE LOT, and sent to the smelting or refining site, or to any other buyer of the mineral after deducting smelting or refining expenses, pertaining rates and all and every expenses incurred by the buyer of the mineral and ore concentrates, deducting all the expenses incurred for transporting them to the smelting or refining sites, and also deducting arbitration expenses incurred by PURCHASER or PRODUCER. The milling, concentration and transportation costs from the mine to the mill, and the mineral extraction costs shall not be deducted when estimating the final amount of the royalty.

3.               The payment of the royalty to SELLER by PURCHASER or PRODUCER shall be made within forty five (45) days following the date of termination of every quarter, attaching to such payment the financial statements of the transactions carried out by PURCHASER or PRODUCER in THE LOT. Within ninety (90) days following the closing of the fiscal year of PURCHASER or PRODUCER, in which year royalties had been paid to SELLER, all the accounting records related [illegible] to royalty payment for that year shall be audited by a competent auditor. In the event of a difference, such amount shall be immediately paid to SELLER. A copy of the Audit shall be delivered to SELLER within thirty (30) days following the end of the aforementioned ninety (90) day term.

4.               Every annual audit shall be final and shall not be subject to adjustments or changes unless SELLER gives PURCHASER or PRODUCER detailed exceptions within six (6) months following the date SELLER receives such report. SELLER or its representatives duly authorized in writing shall have the right, on their own account, to review the books and records of PURCHASER or PRODUCER. The audit shall be carried out by a renowned independent Auditor or Public Accountant. PURCHASER or PRODUCER shall have the right to condition the access to its books and records asking the auditor to undertake in writing to keep all the information strictly confidential and to use it solely for the purposes of the audit and to solve any dispute related to the report.

5.               A copy of the Audit report requested by SELLER shall be delivered to PURCHASER or PRODUCER at the completion of the audit, and any difference between the amount paid by PURCHASER or PRODUCER and the amount that should have been paid according to the report of the Audit commissioned by SELLER, shall be immediately paid thereto. In the event such difference is for the benefit of SELLER and exceeds (five percent) 5% of the amount originally paid by PURCHASER or PRODUCER, PURCHASER or PRODUCER shall pay the total cost of the Audit commissioned by SELLER.

6.               Under the terms of this agreement, no accounting error or agreement interpretation error shall be the basis to claim a breach of contractual or similar obligations, or reason to claim payment of damages or liquidated damages, or for the termination or rescission of the agreement or of the rights, or restitution of property acquired thereby and owned by PURCHASER or PRODUCER.

FIVE.                                                                  Fees, rights, taxes and expenses. All fees, rights, taxes and expenses resulting from the execution of this agreement shall be paid by PURCHASER, but not the taxes resulting on the income obtained by SELLER which shall be paid by SELLER.

SIX.                                                                        Surrender of THE LOT. SELLER shall transfer to PURCHASER the ownership and title of THE LOT at the time of execution of this agreement. Consequently, from that moment, PURCHASER may use THE LOT at will, performing any exploration, exploitation and development works it may deem convenient.

SEVEN.                                                     Full agreement of the parties. This Agreement encompasses the full agreement of the parties with respect to its purpose. Therefore, this Agreement supersedes and cancels any other agreement or letter of intent executed before this Agreement with respect to the same purpose. Furthermore, the parties acknowledge that in view that this agreement is of a commercial nature, there is no injury or fraud from any of the parties.

This agreement shall bind in all of its terms and conditions to the heirs, assignees and successors of the parties.

The parties agree to ratify this agreement before Notary Public or Public Commercial Attestor and to record it at the Public Registry of Mining pursuant to provisions in the Mining Law and its Regulations.

EIGHT.                                                        Applicable Law and Courts. For everything not expressly provided for in this Agreement, the parties submit to the legal provisions applicable in Mexico City, Federal District, specifically to the Mining Law, its Regulations, the Federal Law of Duties, the Code of Commerce and the Federal Civil Code, agreeing to submit in the event of any dispute to the jurisdiction of the competent courts in Mexico City, Federal District, waiving the jurisdiction of any other court they may correspond in view of their current or future domicile.

This Agreement is signed in four counterparts in Mexico City, Federal District, on September     , 2006.

SELLER	PURCHASER
COMPAÑÍA MINERA DOLORES, S.A. DE C.V.

[Illegible signature]	[Illegible signature]
Liébano Saenz Ortiz	Víctor García Jiménez

I, ADRIAN ROGELIO ITURBIDE GALINDO, NOTARY PUBLIC NUMBER ONE HUNDRED AND THIRTY NINE IN AND FOR THE FEDERAL DISTRICT HEREBY CERTIFY: That in Instrument Number 53,360, dated October 13, 2006, drafted in the Notarial Record Book of Notary Public Office Number 136, in which I act as Associate, and the Holder thereof is José Manuel Gómez del Campo López on this date Mr. VÍCTOR GARCÍA JIMÉNEZ, attorney in fact of COMPAÑÍA MINERA DOLORES, SOCIEDAD ANÓNIMA DE CAPITAL VARIABLE, whose capacity was duly substantiated in such instrument, and Mr. LIEBANO SAENZ ORTIZ, on its own right, both of whom I know and have legal capacity, acknowledged as theirs the signatures below, since they are their hand and they ratify such document in all of its parts, signing again for the record. I HEREBY CERTIFY. Mexico City, Federal District, October 13, 2006.

[Illegible signature]

LIÉBANO SAENZ ORTIZ

[Illegible signature]

COMPAÑÍA MINERA DOLORES, SOCIEDAD

ANONIMA DE CAPITAL VARIABLE, REPRESENTED

HEREIN BY MR. VICTOR GARCIA JIMENEZ

[Illegible signature]

ADRIAN ROGELIO ITURBIDE GALINDO, Esq.

NOTARY PUBLIC 139 IN AND FOR THE FEDERAL DISTRICT

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[MEXICAN EMBLEM]

MINISTRY OF THE ECONOMY

GENERAL DIRECTORSHIP OF MINES

PUBLIC REGISTRY OF MINING

642/2006

Recorded under number 196, page 12 obverse of volume 20 of the Book of MINING DEEDS, AGREEMENTS AND CONTRACTS of the Public Registry of Mining. It is hereby advised that in addition to the consideration set forth for the purchase, purchaser undertakes to pay a 2% royalty on the net amount of smelting settlements or purchase invoices, as a discovery fee, according to provisions in clause four herein. Furthermore, it is hereby advised that in this agreement Compañía Minera Dolores, S.A. de C.V., exercises the purchase option right it had deriving from the exploration and exploitation agreement with purchase option dated March 25, 1994, recorded under number 148 of volume 1 in this same book.

Mexico City, Federal District, November 30, 2006.

RECORDER

[Illegible signature]

MA.  OLGA GALLARDO MONTOYA

[SEAL IMPRINT WITH THE MEXICAN EMBLEM, READING:]

MINISTRY OF THE ECONOMY, GENERAL DIRECTORSHIP OF MINES

MEXICO CITY, FEDERAL DISTRICT

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[ON PAGE 26, AFTER THE ASSIGNMENT AGREEMENT]

I, JORGE ANTONIO FRANCOZ GARATE, NOTARY PUBLIC NUMBER FORTY IN AND FOR THE STATE OF MEXICO

I HEREBY CERTIFY AND ATTEST

THAT MR. LIEBANO SAENZ ORTIZ APPEARED BEFORE ME, ON HIS OWN RIGHT AND SUBSTANTIATED HIS IDENTITY, AND I CONSIDER HIM WITH LEGAL CAPACITY FOR THIS ACT, AND BEFORE ME HE SIGNED THIS ASSIGNMENT OF RIGHTS AGREEMENT CONSISTING OF THREE PAGES WRITTEN ONLY ON THE OBVERSE, AND ITS PERTAINING TRANSLATION INTO ENGLISH, AND THE APOSTILLE ISSUED BY THE STATE OF NEVADA, UNITED STATES OF AMERICA, WITH RESPECT TO THE SIGNATURE OF NOTARY PUBLIC MICHEL J. MORRISON, WHO BEFORE THIS ACT RATIFIED IN THE AFOREMENTIONED AGREEMENT THE SIGNATURE OF MARK KUCHER.

THIS IS SPREAD UPON THE RECORD IN INSTRUMENT NUMBER 39,014, VOLUMEN 1077, DATED MARCH 28, 2007, DRAFTED IN THE NOTARIAL RECORD BOOK UNDER MY CUSTODY. I HEREBY CERTIFY.

[Illegible signature]

[SEAL IMPRINT WITH THE MEXICAN EMBLEM READING:]

JORGE ANTONIO FRANCOZ GARATE, NOTARY OFFICE NUMBER 40 IN AND FOR THE STATE OF MEXICO, NAUCALPAN.

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